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                             [BRIDGEWAY LETTERHEAD]



April 28, 2000

Dear Fellow Social Responsibility Shareholder,

We beat the returns of both of our benchmarks in the March quarter. We have beaten the performance of the S&P 500 in each of the last three quarters and in five of the last six quarters. I am quite pleased.

Relative to other growth and income funds, we ranked 210th of 848 funds for the quarter, 18th of 830 for the last year, and 12th of 430 over the last five years. I am most proud of our five-year record since we are trying to build a consistent and attractive long-term record, rather than "shoot out the lights" in any one quarter.

For the benefit of our new shareholders, we try to make it easy to skim our rather lengthy quarterly reports. If you read only the first sentence of each report and then recycle it, you'll know how you did financially in the most recent quarter. If you want to skim the report, just read the short paragraphs marked "TRANSLATION." Then you can spend more time on any section that interests you.

Performance Summary

TRANSLATION: We had a good quarter, both in absolute terms (relative to historical stock market standards), and relative to our performance benchmarks.

The table below presents our March quarter, one-year, five-year and life-to-date financial results according to the formula required by the SEC.


                                                March Qtr.      1 Year         5 Year      Life-to-Date
                                                  1/1/00        4/1/99         4/1/95        8/5/94 to
                                               to 3/31/00(3)  to 3/31/00     to 3/31/00    to 3/31/00(4)
                                               ----------     ----------     ----------    -----------
       Social Responsibility Portfolio            3.8%          45.7%           30.1%           28.8%
       S&P 500 (large stocks)(1)                  2.3%          17.9%           26.7%           25.7%
       Lipper Growth and Income Funds(2)          1.8%          13.3%           19.2%           18.9%

         (1) The S&P 500 is an unmanaged index of large stocks with dividends reinvested. (2) The Lipper Growth and Income Funds reflect the aggregate record of domestic growth and income mutual funds as reported by Lipper Analytical Services, Inc. (3) Periods less than one year are not annualized. (4) Periods longer than one year are annualized. Past performance does not guarantee future returns.

Managing Risk: Striving for Improved Diversification Served Us Well in the March Quarter

TRANSLATION: Risk management is an important part of this Portfolio. Our models' attention to risk, as well as our internal diversification guidelines, have helped keep the historical market risk of this Portfolio below that of the S&P 500 market index and also below the average of our peer group of funds. In other words, when the market has declined, our Portfolio has tended to go down slightly less.

As highlighted in the last two shareholder letters, our Portfolio had previously become overconcentrated in two stocks, Qualcomm (a telecommunications firm) and Unify (a software firm concentrating on Internet applications). We worry a lot about diversification and risk in this Portfolio, and controlling risk is part of the investment objective. So when a single stock really takes off, I take a hard look at the risk involved. This strategy is part of both our diversification guidelines and also our quantitative stock-picking model structure. Let me give two recent specific examples, one a small stock, and one a large stock.

Unify was the first concentrated position to hit my radar screen. This stock rode the Internet wave of 1999, appreciating from $2.70 (our purchase price in 1998), all the way to $17.70 at the time we sold 61% of our shares. In retrospect, this sale was about a month too early for the peak, but it saved us a lot of volatility in the March quarter. In February we sold a second portion at $25.44, equal to 19% of our original shares.


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This brought the position back down to a manageable size for a small technology stock, and helped cushion the decline in the recent market downturn.





    [GRAPH SHOWING THE SHARE PRICE AND BRIDGEWAY'S PURCHASE AND SALES POINTS OF UNIFY CORPORATION.]








Qualcomm was our largest holding both at the beginning of the December quarter and at the beginning of the March quarter, when it represented 18% of our Portfolio - much too high. (It represented less than 5% of the Portfolio when purchased, but it more than quadrupled over the next half year.) As Qualcomm's stock price and risk climbed remarkably last December, we sold one-quarter of our shares within one day of the peak. It's rare to time such a sale this close to the absolute peak. Shares plummeted in January on profit-taking and worries of slowing growth. We sold another 43% of our original shares in February on a partial recovery. Our model still likes this stock, but it represented a more reasonable 4.9% of the Portfolio at the end of March. Here's the picture on
Qualcomm:






       [GRAPH SHOWING THE SHARE PRICE AND BRIDGEWAY'S PURCHASE AND SALES POINTS OF QUALLCOM INC.]






This kind of risk management has helped keep the volatility of the Social Responsibility Portfolio below that of the market overall during the last five years. Here are the statistics. One measure of market related risk is beta, a statistical measure of the degree to which a fund cushions or magnifies the overall risk of the




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market. On this basis, our Portfolio has had 84% of the risk of the market, 16%
less than the full amount. This does not mean that we have been less risky than the market in all environments, however. Nor does it mean we will necessarily be so in the future. But we will try.

A second measure of risk is "downside volatility," or the amount a fund goes down in a down market. By this measure, our Portfolio has had 87% of the risk of its peer group of funds. Morningstar rates Bridgeway Social Responsibility Portfolio's historical risk as "below average" risk among its peer group of funds.

Top Ten Holdings

TRANSLATION:  We completed trimming our largest holdings in the March quarter.

By trimming our largest positions and purchasing stocks in other industries, we have recently improved the diversification of the Portfolio. Last quarter, our top ten holdings represented 52% of the net assets, and two holdings represented more than 5% of net assets each. At the end of March, the top ten represented 40% and no single holding represented as much as 5%.


                Rank   Description                          Industry                      % of Net Assets
                ----   -----------                          --------                      ---------------
                  1    Bank of America Corp.                Banking                         4.9%
                  2    Qualcomm Inc.                        Telecommunications              4.9%
                  3    Applied Materials Inc.               Electronics/Electric            4.5%
                  4    Chase Manhattan Corp.                Banking                         4.3%
                  5    Corning Inc.                         Telecommunications              4.1%
                  6    American Express Company             Finance                         3.8%
                  7    Corsair Communications Inc.          Telecommunications              3.7%
                  8    Home Depot Inc.                      Retail Stores                   3.5%
                  9    Siebel Systems Inc.                  Data Processing/Software        3.4%
                 10    AES Corp.                            Services                        3.3%
                                                                                            ----
                       Total                                                               40.3%

New Portfolio Additions

TRANSLATION: We added 16 new companies since late December. So far, they have performed quite well as a group.

With the money we received from trimming Qualcomm and Unify, in addition to money received from new shareholders, we tried to increase diversification. We still have strong exposure to technology and telecommunications, but I feel our Portfolio is now more "well-rounded." Here are the companies we added from late December through the end of the March quarter:


                   Company                               Industry
                   -------                               --------
                   AES Corp.                             Services
                   Applied Materials                     Electronics/Electric
                   Colgate-Palmolive                     Household Products
                   Comdisco                              Computer Services
                   Corning Inc.                          Machinery/Glass Products
                   Firstfed Financial                    Banking
                   Hawaiian Electric Industries, Inc.    Utilities-Electric
                   International Paper                   Paper
                   Kimberly Clark                        Household Products
                   Lincoln National Corp.                Insurance
                   Merrill Lynch And Co. Inc.            Finance
                   New York Times                        Publishing
                   Salton/Maxim House                    Household Appliances
                   Tasty Baking Co.                      Food
                   Toyota Motor Corp.                    Automobiles


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The total return of these companies through the date of this letter is 16%, significantly above the market. Our efforts to diversify not only helped our risk, it helped our quarterly return.

Best Performers in the March Quarter

TRANSLATION: We had a handful of stellar performers in the March quarter, but these were mostly smaller diversifying positions. They helped offset the decline of Unify and Qualcomm (above), as well as some of our healthcare stocks.

Four of our stocks appreciated by at least 50% in the quarter:


             Rank   Description                              Industry                      % Gain
             ----   -----------                              --------                      ------
                 1  Corsair Communications Inc.              Telecommunications             135.4%
                 2  Starbucks Corp.                          Retail Stores                   84.8%
                 3  Adobe Systems Inc.                       Data Processing/Software        65.5%
                 4  Green Mountain Coffee Inc.               Food                            61.9%

Three of these (Corsair, Starbucks, and Green Mountain) were smaller positions in small companies we added last year when we thought small companies seemed far cheaper than our staple of large ones. They helped offset the poor performance of some of our healthcare stocks, including VISX, which we sold in January for a loss. After the company lost a patent infringement suit (which had previously protected its near monopoly on lasik eye surgery), the stock price dropped from its December high of $88 to $31.5 (our sale price). Since then it has fallen to about $15.

Disclaimer

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, March 31, 2000; security positions can and do change thereafter.

I Hate High Expenses--or Just Say No

TRANSLATION: Our policy of avoiding soft dollar commissions (higher brokerage commissions that pay for research, terminals, and news services) continues to save the Portfolio money. It also helps us focus on what is really important.

At the beginning of the current fiscal year, I committed to our Board of Directors to continue to improve our accounting controls, specifically to prepare for being a fund company three times larger than we are currently. One project that we have completed this quarter is installing new hardware and software for placing trades (purchasing stocks). The new system is improving the efficiency of our trading process, helping us to eliminate paper, and increasing our capacity for growth. The software is rather costly, and I got a very interesting reaction from our vendor when it was time to talk about payment.

Most investment advisory firms pay for these items with soft dollars. Specifically, according to a survey by TheStreet.com, only six of the largest thirty mutual fund families could represent to a journalist that they don't use some form of soft dollars. "Soft dollars" aren't the less crisp kind that have been in circulation a few years and don't stick together in your wallet. Really, soft dollars means your money, money right out of the shareholder's own pocket. Here's the way soft dollars work.

The SEC requires a fund family to get the best deal for its clients when shopping for a broker. That means the lowest commission cost commensurate with the best execution--with one exception. The fund can pay a higher commission if the broker is also giving the fund something that adds to shareholder value. The most frequent example is research. Other examples are data and information, for example news services, Bloomberg terminals, and--you guessed it--trading software like we just purchased. When I discussed paying for our trading software, the salesman couldn't believe I was actually going to write a check from



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the investment advisory firm when I could have our fund pay for it through soft dollar commissions. Here is Bridgeway's position on soft dollar commissions:

Our shareholders pay Bridgeway Capital Management a management fee, which is up front and fair. It is based on performance. We make more when our shareholders make more. This helps us focus on Portfolio performance rather than asset size and revenues to the management firm. We pay for our own expenses related to investment management: Bloomberg terminals, computers, news services, and trading software. Period. This strategy 1) gets us out of a lot of games played between brokers and investment advisors, 2) significantly simplifies my job, and
3) reduces your expenses. If Bridgeway did soft dollar commissions, I would make (through my ownership in Bridgeway Capital Management) about $30,000 more in 2000, but I would have to spend my time keeping accurate, auditable records of what we used the soft dollars for and who benefited. I'm just not going to do it. A big part of our competitive advantage is cost efficiency and focus on performance. They're related, and I think it shows up in both our expense ratio and our Portfolio performance. When it comes to soft dollar commissions, Bridgeway "just says no."

Joanna's Report on Lincoln Financial Group

As many of our shareholders know, aside from financial analysis for the Portfolio, we like to provide information of a social nature on the companies that we own. We have written about various interesting highlights from footbaths and leisure time for Horizon cows to Green Mountain Coffee's effect on the literacy rate in its coffee plantation community. So when John came to me with Lincoln National's excellent scores on social criteria, perfect in 8 out of 9 applicable categories, my reaction was, "What can possibly be interesting about an insurance company?" In the meantime, we have had our first "Bridgeway baby." What I mean is, the first member of our Bridgeway staff has had her first baby girl. Providing support and benefits to enhance the experience for her family has enlightened and enriched our commitment to the part of our mission statement, "value the family."

I found a great many excellent programs while combing through Lincoln's website, but being selected among the top ten best companies for working mothers shone above all the rest. In fact, 1999 was the 13th year to be selected as a "best company." The benefits cover a wide range. For example, the "mid-day flex-time policy enables employees to take up to three hours off work in the middle of the day to attend to personal business such as checking on a sick child or attending a child-teacher conference." There are near site child care centers and lactation centers; support groups and brown bag lunches; adoption assistance; elder care resource and referrals. John Boscia, president and chief executive officer of Lincoln Financial Group says, "Lincoln is committed to recruiting the best and brightest individuals and is working hard to create a culture and environment that provides work-place policies that support our employees' needs."

In a broader sense, strong employee work/life programs recognize that employees highly value the chance to work on their own terms. Lincoln work/life and wellness manager Carol Rolland says, "These policies help us to be a lot more competitive...meeting business needs in an industry with global round-the-clock demands. If you want to start work at five a.m., take an overnight shift, or split your day in two via 'midday flex,' Lincoln is the company for you." Gone is the concept that women's pay merely supplements their husband's; gone are the "pink-collar ghettos of clerical work" and "Girl Fridays." Enter the age of partnership and creativity, enhancing the definition of family and making great places to work. And I learned that not only is Lincoln much more than an insurance company, but also that it is a dynamic world leader in benefits for all employees, especially working mothers.

Conclusion

As always, we appreciate your feedback. We take it seriously and discuss it at our weekly staff meetings. Please keep your ideas coming.

Sincerely,

/s/ JOHN MONTGOMERY

John Montgomery


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